UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 22, 2008

CLEARTRONIC, INC.
(Exact name of registrant as specified in its charter)

         Florida                                  333-135585                          65-0958798

(State or other jurisdiction Incorporated)  (Commission File No.)    (I.R.S Employer Identification No.)

8000 North Federal Highway, Boca Raton, Florida                          37487

       (Address of principal executive offices)                                  (Zip Code)

Registrant's telephone number, including area code: 561-939-3300

________________________________________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On August 22, 2008 the registrant entered into a definitive written agreement with Thomas A. Enterprises, LLC (“TAE”). Pursuant to the agreement, the registrant has engaged TAE as a non-exclusive advisor to introduce the registrant to various funding sources, assisting in negotiations, and providing other strategic advisory services that may be required to secure funding from various funding sources. There is no material relationship between the registrant or its affiliates and TAE, other than in respect of the agreement.

The agreement will remain in effect for an initial term of six months unless either the registrant or TAE sooner terminates the agreement upon not less than 30 days’ prior written notice. Upon the expiration of the agreement, the registrant’s only obligation to TAE shall be the payment all outstanding obligations to TAE as described in the agreement.

Pursuant to the agreement, as an incentive to TAE, the registrant has agreed to issue 200,000 shares of the registrant’s common stock to TAE. In addition, the registrant has agreed to advance to TAE $5,000 per month in anticipated expenses that will be incurred by TAE, the first of which monthly payments has been made.

If TAE introduces the registrant to a source that results in the receipt by the registrant of equity or debt funding from a funding source introduced to the registrant by TAE for such purpose, the registrant has agreed to pay or issue to TAE following:

•

a fee of 10% of the proceeds actually received in a transaction involving the sale by the registrant of its equity securities and 5% of the proceeds actually received by the  registrant in a transaction involving the sale by the registrant of its debt securities, in either case less all expense advances theretofore paid to TAE by the registrant.

•

a warrant to purchase 10% of the shares sold by the registrant in at an exercise price of 110% of the weighted average sale price of such shares subject to customary adjustments. The warrant will expire on December 31, 2013.

•

a warrant to purchase the number of shares equal to 5% of the proceeds received from the sale of debt securities divided by the mean between the high bid and low ask price of the registrant’s shares on the date of the closing of the transaction. The exercise price of the warrant shall be 110% of the mean between the high bid and low asked price of the registrant’s shares on the date of the actual funding of the transaction. The warrant will expire on December 31, 2013.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

10.01

Agreement of August 22, 2008 between the registrant and Thomas A. Enterprises, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CLEARTRONIC, INC.

Date: August 28, 2008

By: /s/ Larry Reid

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Larry Reid

Chef Executive Officer